                                 AMENDMENT NO. 2

                           Dated as of March 20, 2002

                                       to

                          SALE AND SERVICING AGREEMENT

                            Dated as of March 1, 2001


         THIS AMENDMENT NO. 2 (this "Amendment") dated as of March 20, 2002 to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of March 1, 2001 as amended by an amendment no. 1, dated as of October 23, 2001 (the "Amendment No. 1"), by and among ABFS OSO, INC., a Delaware corporation, as Depositor, ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, a Delaware business trust, as the Trust, AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware Corporation, as Guarantor, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, as Servicer, JPMORGAN CHASE BANK f/k/a The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee and as Collateral Agent and MBIA INSURANCE CORPORATION, a New York stock insurance company, as Note Insurer.

                             PRELIMINARY STATEMENTS

                  A. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                  B. The parties hereto have agreed to amend the Sale and Servicing Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to the Sale and Servicing Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, (a) Section 5.06(d) of the Sale and Servicing Agreement is amended to replace the ratio "7.0:1" with the ratio "8.0:1" and (b) Appendix I to the Sale and Servicing Agreement shall be amended to extend the Final Purchase Date to March 27, 2003.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Indenture Trustee of each of the following:

                  (a) counterparts of this Amendment duly executed by the Trust, the Servicer, the Depositor, the Indenture Trustee, the Collateral Agent and the Note Insurer; and


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                  (b) written consent to this Amendment from the Initial
         Purchaser and the Liquidity Agent.

                  SECTION 3. Covenants, Representations and Warranties of the Trust, the Servicer, the Guarantor and the Depositor.

                  3.1 Upon the effectiveness of this Amendment, each of the Trust, the Servicer, the Guarantor and the Depositor hereby reaffirms all covenants, representations and warranties made by it in the Basic Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Trust, the Servicer, the Guarantor and the Depositor hereby represents and warrants that upon the effectiveness of this Amendment no Trigger Event shall exist.

                  3.3 Each of the Trust, the Servicer, the Guarantor and the Depositor hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against in accordance with the terms hereof.

                  SECTION 4. Reference to and Effect on the Sale and Servicing Agreement.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Sale and Servicing Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended hereby, and each reference to the Sale and Servicing Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Sale and Servicing Agreement shall mean and be a reference to the Sale and Servicing Agreement as amended hereby.

                  4.2 Except as specifically amended hereby, the Sale and Servicing Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the parties to the Sale and Servicing Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  4.4 The Depositor, as Certificateholder, in accordance with the Trust Agreement, directs First Union Trust Company, National Association, the Owner Trustee of the Trust, to execute this Amendment on behalf of the Trust in order to amend the Sale and Servicing Agreement.

                  4.5 By execution of this Amendment, each of the parties hereto hereby acknowledges that it has been notified of this Amendment and consents to the execution thereof by the Owner Trustee on behalf of the Trust.


                                       2
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                  SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF
LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]



                                       3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                      ABFS MORTGAGE LOAN WAREHOUSE TRUST 2001-1, as the Trust

                      By: FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement



                      By:
                         ------------------------------------------
                      Name:
                      Title:


                      AMERICAN BUSINESS CREDIT, INC.,
                      as Servicer


                      By:
                         ------------------------------------------
                      Name:
                      Title:


                      ABFS OSO, INC.,
                      as Depositor


                      By:
                         ------------------------------------------
                      Name:
                      Title:


                      AMERICAN BUSINESS FINANCIAL SERVICES, INC.,


                      By:
                         ------------------------------------------
                      Name:
                      Title:

                      [Signature Page to Amendment 2]


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                      JPMORGAN CHASE BANK,
                      as Indenture Trustee and as Collateral Agent


                      By:
                         ------------------------------------------
                      Name:
                      Title:

                      MBIA INSURANCE CORPORATION,
                      as Note Insurer


                      By:
                         ------------------------------------------
                      Name:
                      Title:




ACKNOWLEDGED AND AGREED TO BY:

TRIPLE-A ONE FUNDING CORPORATION,
as Initial Purchaser

By:    MBIA INSURANCE CORPORATION,
       as its attorney-in-fact


By:
    -------------------------------
Name:
Title:


BEAR, STEARNS & CO. INC.,
as Liquidity Agent


By:
    -------------------------------
Name:
Title:






                         [Signature Page to Amendment 2]